THE TAIWAN FUND, INC. (THE ‘FUND’)

MONTHLY INSIGHT

FEBRUARY 29, 2012

IN BRIEF

Net asset value per share	US$18.51
Market price	US$17.18
Premium/(discount)	(7.19%)
Fund size	US$343.8m

Source: State Street Bank and Trust Company.

At January 31, 2012		US$ return
	Fund*	TAIEX Index†
	%	%
One month	7.4	8.7
Three months	18.9	21.4
One year	(1.9)	(0.6)
Three years % pa	26.9	32.9

Past performance is not a guide to future returns.

Returns are annualized, except for periods of less than one year.

*Source: State Street Bank and Trust Company.

NAV performance.

†Source: TWSE. The index shown is the TAIEX Total Return Index.

At the Fund’s Annual Stockholders Meeting held on February 23, 2012, the stockholders of the Fund voted to approve the proposed Investment Advisory and Management Agreement between the Fund and Martin Currie, Inc. (“Martin Currie”) and the proposed Sub-Advisory Agreement between Martin Currie and APS Asset Management Pte Ltd. (“APS”). APS is a Singapore based investment management firm that specializes in Asia Pacific equity investments with a particular focus on China and Greater China. APS has a team of ten analysts based across Beijing, Shanghai and Shenzhen.

FUND MANAGERS

Wong Kok Hoi	James Liu

MANAGER’S COMMENTARY

Having started the year well with a strong January, the Taiwanese equity market gathered more steam in February. The ‘risk-on’ trading continued, with the Greek sovereign-debt issue drawing closer to a near-term solution and the ECB’s announcement of a second round of long-term refinancing operations (LTRO). The Taiwanese market, which is inherently more cyclical given the high concentration of export-oriented electronics companies, experienced a strong inflow of liquidity after being sold down last year. The Taiwan Stock Exchange Index ended the month up 8.7%.

A major focus for the market’s attention during the month was the Mobile World Congress (MWC), held in Barcelona in the week of 27 February. Apple and Samsung had a limited presence at this year’s MWC, so HTC took center stage and unveiled the ‘One’ series of smartphones with competitive hardware specifications. Also drawing a lot of attention were Chinese brands ZTE and Huawei. Having started out as manufacturers of low-end smartphones for the domestic market, both of them ambitiously announced several high-end models apparently poised to compete in developed markets. Consumers may be pleased to note that the CPUs and displays are being rapidly upgraded. But it might be a worrying trend for manufacturers, as other than hardware specs, there seems to be little to obviously differentiate one phone model from another. It seems that all smartphones will shortly boast similar ‘big capacitive touch screens’, powerful quad-core CPUs, and a slim body. This makes smartphones more and more like PCs: aside from cost reduction, there doesn’t seem to be much that manufacturers can do to really make their phones stand out from all the rest. Smartphone shipments will continue to grow strongly, but because of competition, manufacturers’ profitability may not follow accordingly. This trend warrants close follow-up of the industry – and careful stock-picking.

The liquidity that has been flooding in has lifted all stocks, especially those that had experienced the most severe corrections towards the end of last year. In addition, fund managers with high cash positions are feeling compelled to pick high-beta stocks in an attempt to catch up after underperforming in the earlier leg of the rally. Retail investors are becoming more risk-tolerant again as share prices escalate. In this environment, fundamentals have, to some extent, taken a back seat in share-price movements. However, with the results season coming, fundamentals should start to reassert themselves. If the market takes a breather after a strong two months, this would represent a favorable opportunity for stock-picking investors like ourselves.

MONTHLY INSIGHT

INVESTMENT STRATEGY

During the month we made no new purchases, but sold the holdings in three stocks: Clevo, which manufactures and sells laptops and notebook computers as well as operating IT malls in China; Jih Sun Financial Holding (“Jun Sun”); and Wah Lee Industrial (“Wah Lee”), a provider of industrial materials.

Clevo is now overvalued, in our opinion. Its notebook PC ODM business is just about breaking even, and the IT-mall business, although growing fast, is unable to justify the current valuation.

Jih Sun’s business is heavily skewed towards brokerage, which generates around 60% of its revenue, while the remaining 40% comes from net interest income. In Taiwan’s crowded brokerage market, Jih Sun’s share is only 3.9%. Given the lack of scale, the company is facing an uphill battle to gain market share. Yuanta Financials and KGI, which are the two largest brokers in Taiwan, are better proxies to harness the potential upside from a rebound in stock-market transaction volume; both Yuanta and KGI are currently held in the portfolio.

Finally, after talking to Wah Lee’s management, we believe that the company will very likely experience a drop in fourth-quarter revenue as well as in 2012 earnings. Top-line growth should be moderate in 2012, but margins are likely to be squeezed.

Source: Martin Currie Inc. and APS Asset Management Pte Ltd.

For further information please go to www.thetaiwanfund.com.

Martin Currie Inc. took over management of the Fund on May 9, 2010.

FUND DETAILS

February 29, 2012
Market cap	US$319.1m
Shares outstanding	18,576,090
Exchange listed	NYSE
Listing date	1986
Investment manager	Martin Currie Inc

Source: State Street Bank and Trust Company.

PERFORMANCE		(US$ RETURNS)

(US$ returns)	NAV %	Market price %
One month	7.4	11.7
Three months	18.9	20.9
Three years % pa	26.9	29.2

Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.

Source: State Street Bank and Trust Company.

SECTOR ALLOCATION

	Fund %*	Benchmark %†
Finance	18.2	12.3
Electronics	17.5	50.7
Wholesale and retail	16.1	5.9
Construction	9.8	1.7
Healthcare	7.9	—
Transportation	5.8	2.3
Foods	3.1	1.7
Steel and iron	3.0	3.0
Textiles	3.0	1.9
Electric and machinery	2.2	1.4
Plastics	1.6	8.6
Cement	1.1	1.3
Chemicals	—	2.2
Others	—	2.3
Rubber	—	1.6
Automobile	—	1.5
Tourism	—	0.5
Glass and ceramics	—	0.4
Electrical appliance and cable	—	0.4
Paper and pulp	—	0.3
Other assets and liabilities, net	10.7	—

*Source: State Street Bank and Trust Company.

†Source: TWSE.

15 LARGEST HOLDINGS*

49.7% of holdings	Sector	% of net
		assets
WT Microelectronics	Electronics	4.7
President Chain Store	Wholesale and retail	4.4
Ruentex Development	Construction	3.7
Mercuries & Associates	Wholesale and retail	3.6
KGI Securities	Finance	3.5
Chinatrust Financial Holding	Finance	3.4
Yuanta Financial Holding	Finance	3.3
Uni-President Enterprises	Foods	3.1
First Steamship	Transportation	3.1
YungShin Global Holding	Healthcare	3.1
SinoPac Financial Holdings	Finance	3.0
Tung Ho Steel Enterprise	Steel and iron	3.0
Far Eastern Department Stores	Wholesale and retail	2.8
Fubon Financial Holding	Finance	2.6
Advantech	Electronics	2.4

*Source: State Street Bank and Trust Company.

PERFORMANCE						(US$ returns at February 29, 2012)

	One month	Three months	Calendar year	One year	Three years	Five years	Ten years	Since launch
	%	%	to date	%	% pa	% pa	% pa	% pa
			%
The Taiwan Fund, Inc.*	7.4	18.9	16.1	(1.9)	26.9	3.8	5.6	9.1
TAIEX Index†	8.7	21.4	18.3	(4.4)	28.4	2.9	5.5	9.0
TAIEX Total Return Index†	8.7	21.4	18.3	(0.6)	32.9	6.9	na	na
MSCI Taiwan Index†	7.4	20.6	17.1	(0.7)	30.3	4.3	6.5	na

Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.

*Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested.

†Source: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.

Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

MONTHLY INSIGHT

PORTFOLIO IN FULL
	Company					% of
Sector	(BGB ticker)		Price	Holding	Value US$	net assets
FINANCE						18.2
KGI Securities	6008	TT	NT$13.2	26,527,658	$11,911,998	3.5
Chinatrust Financial Holding	2891	TT	NT$20.0	17,223,268	$11,718,103	3.4
Yuanta Financial Holding	2885	TT	NT$17.4	19,238,900	$11,355,113	3.3
SinoPac Financial Holdings	2890	TT	NT$11.0	28,093,205	$10,512,493	3.0
Fubon Financial Holding	2881	TT	NT$34.6	7,716,706	$9,082,801	2.6
China Life Insurance	2823	TT	NT$30.6	5,193,784	$5,397,677	1.6
Union Bank of Taiwan	2838	TT	NT$10.7	7,507,000	$2,719,743	0.8

ELECTRONICS						17.5
WT Microelectronics	3036	TT	NT$43.7	10,908,556	$16,198,070	4.7
Advantech	2395	TT	NT$99.0	2,426,100	$$8,170,632	2.4
Aurora	2373	TT	NT$52.7	4,060,000	$7,278,610	2.1
Wistron NeWeb	6285	TT	NT$66.7	3,117,000	$7,072,523	2.1
HTC	2498	TT	NT$661.0	298,000	$6,700,844	1.9
Taiflex Scientific	8039	TT	NT$42.3	3,452,821	$4,968,510	1.5
GeoVision	3356	TT	NT$124.5	989,000	$4,188,682	1.2
MPI	6223	TT	NT$79.7	1,448,000	$3,925,895	1.1
Tatung	2371	TT	NT$9.9	4,770,897	$1,609,991	0.5

WHOLESALE AND RETAIL						16.1
President Chain Store	2912	TT	NT$155.5	2,840,000	$15,023,132	4.4
Mercuries & Associates	2905	TT	NT$34.0	10,576,169	$12,232,608	3.6
Far Eastern Department Stores	2903	TT	NT$40.6	6,953,070	$9,591,339	2.8
Test-Rite International	2908	TT	NT$20.8	10,622,000	$7,497,840	2.2
PC Home Online	8044	TT	NT$175.0	1,071,588	$6,379,368	1.8
Taiwan Tea	2913	TT	NT$15.9	8,231,000	$4,452,065	1.3

CONSTRUCTION						9.8
Ruentex Development	9945	TT	NT$39.2	9,598,082	$12,782,858	3.7
Hung Poo Real Estate Development	2536	TT	NT$29.3	4,929,873	$4,913,773	1.5
Goldsun Development & Construction	2504	TT	NT$12.7	11,314,980	$4,888,429	1.4
Acter	5536	TT	NT$118.0	941,179	$3,778,035	1.1
King’s Town Construction	2524	TT	NT$25.4	4,261,680	$3,682,361	1.1
Taiwan Land Development	2841	TT	NT$12.7	8,177,799	$3,533,067	1.0

HEALTHCARE						7.9
YungShin Global Holding	3705	TT	NT$43.2	7,239,000	$10,638,345	3.1
Excelsior Medical	4104	TT	NT$71.6	3,133,729	$7,632,841	2.2
St.Shine Optical	1565	TT	NT$371.0	392,000	$4,947,340	1.5
Pacific Hospital Supply	4126	TT	NT$91.9	1,223,142	$3,823,879	1.1

TRANSPORTATION						5.8
First Steamship	2601	TT	NT$46.4	6,775,000	$10,682,448	3.1
Farglory F T Z Investment Holding	5607	TT	NT$20.9	9,624,000	$6,842,482	2.0
Taiwan High Speed Rail	2633	TT	NT$5.8	12,597,600	$2,464,152	0.7

FOODS						3.1
Uni-President Enterprises	1216	TT	NT$45.1	6,996,000	$10,721,520	3.1

STEEL AND IRON						3.0
Tung Ho Steel Enterprise	2006	TT	NT$30.4	10,099,000	$10,443,924	3.0

	Company					% of
Sector	(BGB ticker)		Price	Holding	Value US$	net assets
TEXTILES						3.0
Far Eastern New Century	1402	TT	NT$37.8	4,216,836	$5,415,212	1.6
Makalot Industrial	1477	TT	NT$77.9	1,828,000	$4,844,237	1.4

ELECTRIC AND MACHINERY						2.2
Yungtay Engineering	1507	TT	NT$46.5	3,274,000	$5,173,401	1.5
Good Friend International Holdings	2398	TT	NT$17.9	4,145,000	$2,516,950	0.7

PLASTICS						1.6
Yem Chio	4306	TT	NT$26.9	5,979,833	$5,461,917	1.6

CEMENT						1.1
Wei Mon Industry	8925	TT	NT$17.0	6,433,854	$3,720,762	1.1

OTHER ASSETS AND LIABILITIES, NET					$36,939,007	10.7

MONTHLY INSIGHT

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of January 31, 2012.

INDEX DESCRIPTIONS

TAIEX Index

The TWSE, or TAIEX Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The index was based in 1966 and does not include re-invested dividends.

TAIEX Total Return Index

The TAIEX Total Return Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange, based in 1966, which includes re-invested dividends.

MSCI Taiwan Index

The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The index represents Taiwanese companies that are available to investors worldwide. The Index has a base date of December 31, 1987. As of October 31, 2011, it contained 122 constituents.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol ‘TWN’.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.

c/o State Street Bank and Trust Company

2 Avenue de Lafayette

PO Box 5049

Boston, MA 02111

Tel: (1) 877-864-5056

www.thetaiwanfund.com

IMPORTANT INFORMATION

This document is issued and approved by Martin Currie Inc (‘MC Inc’), as investment adviser of The Taiwan Fund, Inc. (the ‘Fund’). MC Inc is authorised and regulated by the Financial Services Authority (‘FSA’) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund’s income and the value of its investments.

The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES

Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY

10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919

Authorised and regulated by the Financial Services Authority and incorporated with limited liability in New York, USA. Registered with the SEC as an investment adviser.

Please note: calls to the above numbers may be recorded.